COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 12 – COMMITMENTS AND CONTINGENCIES

Operating leases

On April 15, 2015, the Company entered into a lease amendment agreement, whereby the Company agreed to extend the lease for office space in Los Angeles, California, commencing September 1, 2015 and expiring on August 31, 2017.  In connection with the lease, the Company is obligated to lease parking spaces at an aggregate approximate cost of $978 per month.

In April 2015, the Company entered into a lease for approximately 1,741 square feet of office space in Golden Valley Minnesota, whereby the Company agreed to lease premises, commencing May 1, 2015 and expiring on May 31, 2018. In connection therewith, the Company paid a security deposit of $2,712.

Future minimum lease payments under these three agreements are as follows:

Year Ending December 31,
2016	$125,192
2017	96,024
2018	13,783
$234,999

Rent expense charged to operations, which differs from rent paid due to rent credits and to increasing amounts of base rent, is calculated by allocating total rental payments on a straight-line basis over the term of the lease. During the years ended December 31, 2015 and 2014, rent expense was $165,514 and $77,063, respectively and as of December 31, 2015 and 2014, net deferred rent payable was $3,016 and $-0-, respectively.  Included in rent expense for the year ended December 31, 2015, was temporary monthly rental expenses incurred.

Employment agreements

On July 14, 2014, the Company’s Board Of Directors (the “Board”) increased the size of the Board to eight members and appointed Gregory D. Cash and Patrick J. Gallagher as members of the Board, effective as of July 15, 2014, to serve for a term expiring at the Company’s 2015 annual meeting of stockholders. In addition, the Board appointed Mr. Cash to serve as the Company’s president and chief executive officer.

In connection with the appointment of Mr. Cash, on July 15, 2014 (the “Effective Date”), the Company entered into an employment agreement with Mr. Cash (the “Employment Agreement”). The Employment Agreement has an initial term of three years that expires on July 15, 2017. Under the Employment Agreement, Mr. Cash is entitled to an annual base salary of $275,000. Upon the Company closing an equity or equity-linked financing with proceeds to the Company of at least $3.5 million (a “Qualified Financing”), Mr. Cash’s annual base salary will automatically increase to $325,000 and he will receive (i) a one-time payment equal to the difference between the amount he would have earned if his base salary was $325,000 and the amount he actually earned at his base salary of $275,000 for the time period from the Effective Date until the closing of such Qualified Financing and (ii) a one-time cash bonus of $30,000. If the Company does not complete a Qualified Financing within six months after the Effective Date, Mr. Cash’s annual base salary will nonetheless increase to $325,000 and he will receive the same one-time payment unless the Company reasonably determines that the failure to complete such Qualified Financing was within the reasonable control of Mr. Cash. Mr. Cash is also eligible to receive an annual bonus equal to at least 50% of the sum of his base salary and one-time payment, based on the achievement of reasonable performance criteria to be determined by the Board in consultation with Mr. Cash within 90 days of the Effective Date.

In accordance with the Employment Agreement, on July 15, 2014, the Company granted Mr. Cash an incentive stock option to purchase 1,265,769 shares of the Company’s common stock, made pursuant to an Incentive Stock Option Agreement. The option has an exercise price of $2.21, which was the fair market value of the Company’s common stock on the date of grant, and a term that expires ten years from the date of grant. The option will vest as follows (i) 542,473 shares of common stock will vest in eleven equal installments of 45,206 shares of common stock and one final installment of 45,207 shares of common stock on a quarterly basis with the first installment vesting on the Effective Date and subsequent installments vesting every three months thereafter; (ii) 180,824 shares of common stock will vest immediately upon completion of a Qualified Financing; (iii) 180,824 shares of common stock will vest upon the listing of the Company’s common stock on a recognized U.S. national securities exchange (i.e., NYSE, MKT LLC, The Nasdaq Stock Market LLC or the New York Stock Exchange); (iv) 180,824 shares of common stock will vest upon the 510(k) clearance or any other type of clearance deemed necessary by the U.S. Food and Drug Administration of the Company’s PURE (Precise Uninterrupted Real-time evaluations of Electrograms) EP technology platform; and (v) 180,824 shares of common stock will vest upon the Company achieving a market capitalization of $150,000,000 and maintaining such market capitalization for at least 90 consecutive calendar days.

Litigation

On January 7, 2014, David Drachman, the Company’s former chief executive officer and president, filed a statement of claim against the Company with the American Arbitration Association with respect to his resignation from his positions with us in November 2013.  Mr. Drachman alleges, among other things, that (i) the Company misled him with respect to the status of our technology and required him to perform capital raising duties that had not been previously agreed upon, (ii) he resigned from his positions with us for good reason, as such term was defined in his employment agreement with the Company, and (iii) he, in his individual capacity, has full rights to the ownership and control of a patent application describing a combined ablation and recording unit directed at the use of electrocardiography sensing for control of radiofrequency renal denervation that we filed with the U.S. Patent and Trademark Office during the time Mr. Drachman served in his positions with the Company.

During the year ended December 31, 2014, the Company settled the above claim for $100,000 with payments over six months.  As of December 31, 2015 and 2014, $13,333 and $66,667 was outstanding, respectively.

The Company is subject at times to other legal proceedings and claims, which arise in the ordinary course of its business.  Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity.  There was no outstanding litigation as of December 31, 2015.